UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2017

Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-16197	22-3537895
(Commission File Number)	(IRS Employer Identification No.)

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921-1538

(Address of principal executive offices)

(908) 234-0700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2017, the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation (the “Company”) was held. A total of 15,442,194 of the Company’s shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal #1 – Election of Directors. Voted on the election of 11 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For” and “Withheld” for each nominee, as well as the number of abstentions and broker non-votes.

Name	For	Withheld	Abstentions	Broker Non-Votes
Finn M.W. Caspersen, Jr	13,323,477	344,649	0	1,774,068
Dr. Susan A. Cole	13,481,207	186,919	0	1,774,068
Anthony J. Consi, II	13,075,131	592,995	0	1,774,068
Richard Daingerfield	13,487,711	180,415	0	1,774,068
Edward A. Gramigna, Jr	13,417,245	250,881	0	1,774,068
Douglas L. Kennedy	13,428,254	239,872	0	1,774,068
John D. Kissel	13,331,623	336,503	0	1,774,068
James R. Lamb	13,442,252	225,874	0	1,774,068
F. Duffield Meyercord	13,074,706	593,420	0	1,774,068
Philip W. Smith, III	11,981,540	1,686,586	0	1,774,068
Beth Welsh	13,438,252	229,874	0	1,774,068

Proposal #2 - Compensation of Executive Officers. Voted on a non-binding, advisory basis to approve the compensation of the Company’s named executive officers.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	11,136,187
Against	1,370,980
Abstentions	1,160,959
Broker Non-Votes	1,774,068

Proposal #3 – Frequency of Future Advisory. Voted on the Compensation of Executive Officers. Voted on a non-binding, advisory basis to select the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The number of shares voted 1 Year, 2 Years, 3 Years for this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
1 Year	10,763,049
2 Years	134,563
3 Years	1,616,385
Abstentions	1,154,129
Broker Non-Votes	1,774,068

In light of the outcome of this vote, the Company has made the determination to continue to hold the advisory vote on the compensation of the Company’s named executive officers on an annual basis.

Proposal #4 - Ratification of the Independent Registered Public Accounting Firm. Voted to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions, is as follows:

Number of Votes
For	15,403,211
Against	35,933
Abstentions	3,050

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: April 27, 2017	By: /s/ Jeffrey J. Carfora
Jeffrey J. Carfora
Senior Executive Vice President, and Chief Financial
Officer